UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

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PFM Multi-Manager Series Trust
(Names of Registrant as Specified In Its Charter)

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PFM MULTI-MANAGER SERIES TRUST
213 MARKET STREET
HARRISBURG PA 17101
October [__], 2021
Dear Shareholder:
A special meeting of the shareholders of the PFM Multi-Manager Series Trust (the “Trust”) on behalf of each of its series, PFM Multi-Manager Domestic Equity Fund, PFM Multi-Manager International Equity Fund and PFM Multi-Manager Fixed Income Fund (each individually, a “Fund,” and collectively the “Funds”) will be held via audio teleconference on November 22, 2021 at 10:30 a.m., Eastern Time (the “Meeting”).  You are receiving this letter because you were a shareholder of record of at least one Fund as of October 4, 2021 (the “Record Date”).
The Meeting is being held to approve a matter important to your Fund relating to U.S. Bank National Association’s (“U.S. Bank”) proposed acquisition of PFM Asset Management LLC (“PFMAM”) through U.S. Bank’s subsidiary, U.S. Bancorp Asset Management, Inc. (“USBAM”).  On July 8, 2021, U.S. Bank and PFMAM announced that they had entered into a purchase agreement whereby USBAM will acquire PFMAM (the “Transaction”).  The Transaction is subject to the customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close in the fourth quarter of 2021 (the “Closing”). Upon the Closing of the Transaction, each Fund’s investment advisory agreement and sub-advisory agreements will automatically terminate in accordance with their terms and applicable regulations.
In order to help ensure that each Fund’s investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meeting on the following proposal affecting the Funds, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

Proposal:  To approve a new investment advisory agreement for each Fund.

The Trust’s Board of Trustees unanimously recommends that you vote FOR the proposal.

Because the Funds’ will continue to rely on their manager-of-managers exemptive relief only Board of approval of the new sub-advisory agreements between PFMAM and the each of the Funds’ existing sub-advisers is required.

Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please email PFMAM at [email] no later than [_____] p.m. Eastern Time on [_____], 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. PFMAM will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call PFMAM at the phone number provided below.

Whether or not you plan to attend the Meeting via audio teleconference, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Funds as of the close of business on October 4, 2021. You are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of an applicable Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card/voting instruction form in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card/voting instruction form, or by visiting the Internet website listed on the enclosed proxy card/voting instruction form. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card/voting instruction form you receive. If we do not hear from you, PFMAM may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposal or how to vote, you may call PFMAM at [_____________] and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,
John Spagnola
President

PFM MULTI-MANAGER SERIES TRUST

213 MARKET STREET
HARRISBURG PA 17101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of the PFM Multi-Manager Series Trust (the “Trust”) on behalf of each of its series, PFM Multi-Manager Domestic Equity Fund, PFM Multi-Manager International Equity Fund and PFM Multi-Manager Fixed Income Fund (each individually, a “Fund,” and collectively the “Funds”) will be held via audio teleconference on November 22, 2021 at 10:30 a.m., Eastern Time (the  “Meeting”).  At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

Shareholders Entitled to Vote
Proposal 1. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately

The Trust’s Board of Trustees (the “Board”) has approved and unanimously recommends that you vote FOR the New Investment Advisory Agreement Proposal.

The Proposal is discussed in greater detail in the enclosed proxy statement. Please read the proxy statement carefully for information concerning the Proposal. The enclosed materials contain the Notice of Special Meeting of Shareholders (the “Notice”), proxy statement and proxy card(s)/voting instruction form(s). A proxy card/voting instruction form is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to a Fund. If you complete, sign and return the proxy card/voting instruction form, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card/voting instruction form, but do not specify a vote, your proxy will be voted FOR the Proposal.

Shareholders of record of the Fund at the close of business on October 4, 2021 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s)/voting instruction form(s) and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meeting via audio teleconference.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIA AUDIO TELECONFERENCE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

If you attend the Meeting via audio teleconference and wish to vote at that time, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting via audio teleconference, however, will not revoke a previously given proxy.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please email PFMAM at [email] no later than [_____] p.m. Eastern Time on [_____], 2021 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. PFMAM will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call PFMAM at the phone number provided below.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call PFMAM.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD/VOTING INSTRUCTION FORM, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meetings.  This Notice and the proxy statement are available on the internet at [_____________]. On this webpage, you will be able to access the Notice, the proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of PFM Multi-Manager Series Trust
John Spagnola
President October [__], 2021

PROXY STATEMENT

For

PFM MULTI-MANAGER SERIES TRUST
213 Market Street
Harrisburg, PA 17101
Dated October [__], 2021

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 2021

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the PFM Multi-Manager Series Trust (the “Trust”) on behalf of each of its series, PFM Multi-Manager Domestic Equity Fund, PFM Multi-Manager International Equity Fund and PFM Multi-Manager Fixed Income Fund (each individually, a “Fund,” and collectively the “Funds”) to be held via audio teleconference on November 22, 2021.  The meeting will be held at 10:30 a.m., Eastern Time (the “Meeting”).
The Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of the Special Meeting of Shareholders. Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number [__________]. This Proxy Statement, the Notice of Special Meeting of Shareholders and related proxy card(s)/voting instruction form(s) will be mailed to shareholders of the Funds beginning on or about October [__], 2021.

Proposal/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders to consider and vote on the following proposal (the “Proposal”), which is described more fully below:
Shareholders Entitled to Vote
Proposal 1. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately

The Board has unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Shareholders of record of the Funds as of the close of business on October 4, 2021 (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth on Appendix A.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Instructions on how to vote whether you expect to attend the Meeting or not are provided under the section “VOTING PROCEDURES -How do I vote?” section of this Proxy Statement.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S)/VOTING INSTRUCTION FORM(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
Below is a brief overview of the proposal to be voted on at the Meeting. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.
OVERVIEW

What is the Transaction and why am I being asked to vote?

The Meeting is being held to approve a matter important to your Fund relating to U.S. Bank National Association’s (“U.S. Bank”) proposed acquisition of PFM Asset Management LLC (“PFMAM”) through U.S. Bank’s subsidiary, U.S. Bancorp Asset Management, Inc. (“USBAM”).  On July 8, 2021, U.S. Bank and PFMAM announced that they had entered into a purchase agreement whereby USBAM will acquire PFMAM (the “Transaction”).  The Transaction is subject to of customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close in the fourth quarter of 2021 (the “Closing”).
Upon the Closing of the Transaction, each Fund’s investment advisory agreement and sub-advisory agreements will automatically terminate in accordance with their terms and applicable regulations. Pursuant to section 15(a)(4) of the Investment Company Act of 1940 (“1940 Act”), any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur in the fourth quarter of 2021, whereby PFMAM will be acquired by U.S. Bank through its subsidiary USBAM, will constitute a Change of Control Event for PFMAM, resulting in the automatic termination of the Current Investment Advisory Agreement between PFMAM and the Trust, on behalf of the Funds. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that PFMAM will continue to serve as the Funds’ investment adviser after the Closing, the proposed new investment advisory agreement must be approved by each Fund’s shareholders (the “New Investment Advisory Agreement”).

As a result, in connection with the Transaction, it is proposed that the Funds reapprove PFMAM as their investment adviser pursuant to the New Investment Advisory Agreement effective as of the Closing. Except for the effective date and two-year initial term, the terms of the New Investment Advisory Agreement will be identical to the Funds’ existing investment advisory agreement with PFMAM.  In addition, under the New Investment Advisory Agreement, PFMAM will, among other things, continue to have the ability to hire and terminate sub-advisers under its manager of managers exemptive order without shareholder approval. As a result, the new sub-advisory agreements required by the Change of Control Event for PFMAM will only need to be approved by the Funds’ Board; no shareholder approval will be required.

This Proxy Statement seeks your vote to effectuate such changes. One condition to the Closing of the Transaction is that PFMAM receive consents from its investment management clients, including the Funds, representing a specified percentage of PFMAM’s investment advisory fee revenues as of an agreed upon date. If PFMAM does not receive the requisite consents, and the condition is not waived, or if the Transaction is not consummated for any other reason, the Transaction will not be consummated and the Proposal will not be implemented.
How will I as a Fund shareholder be affected by the Transaction?

Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Your Fund’s portfolio managers will continue to manage your Fund(s) according to the same objectives and policies as before and there are no plans to make significant changes to your Fund(s).

Is my Fund paying for the Transaction or this proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction. All costs associated with this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by U.S. Bank and PFMAM and their respective affiliates.

Will the Transaction be completed if the Proposal is not approved?

Provided all other conditions of the Transaction are met as described herein, the Closing may take place even if shareholders of a Fund do not approve the Proposal.  If this should happen, the Board would consider what additional actions to take, which could include continuing to solicit approval of the Proposal. In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management while solicitation continues.  The terms of the interim investment advisory and sub-advisory agreements are identical to those of the current agreements except for the effective date, duration and escrow provisions required by applicable law.

Will the Proposal be implemented if the Transaction is not consummated?

No.  If the Transaction is not consummated, the Proposal will not be implemented, even if the Proposal is approved by shareholders.  This means that if the Transaction is not consummated the New Investment Advisory Agreement will not take effect for any Fund.

Will the Proposal be implemented before the Closing of the Transaction?

No.  If approved by shareholders, the Proposal will be implemented after the Closing of the Transaction.

How does the Board recommend that shareholders of each Fund vote on the Proposal?
The Board unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Why am I being asked to approve the New Investment Advisory Agreement?

Upon the Closing of the Transaction, each Fund’s investment advisory agreement with PFMAM and its investment sub-advisory agreements with its sub-advisers (the “Sub-Advisers”), will automatically terminate in accordance with their terms and applicable regulations, as discussed below. To preserve continuity of investment advisory services to your Fund, your Fund’s Board has recommended that you approve the proposed New Investment Advisory Agreement between the Trust, on behalf of your Fund(s), and PFMAM.

PFMAM in turn has recommended, and the Board has approved, the reappointment of the Funds’ Sub-Advisers under the manager of managers exemptive order that the Funds and PFMAM have previously received.  The reappointment of the Funds’ Sub-Advisers is subject to the shareholder approval of the New Investment Advisory Agreement. Due to the manager of managers exemptive relief, however, shareholder approval of these new sub-advisory agreements is not required.

A discussion of the proposed New Investment Advisory Agreement is contained in the New Investment Advisory Agreement Proposal section of the Proxy Statement, and the form of the proposed New Investment Advisory Agreement is attached hereto as Appendix B.

Will my Fund’s contractual management fee rates increase?

No. The advisory fee schedules under the proposed New Investment Advisory Agreement with PFMAM are the same as the advisory fee schedules under the Funds’ current investment advisory agreement with PFMAM (the “Current Investment Advisory Agreement”).

Will the proposed New Investment Advisory Agreement result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?
No. The proposed New Investment Advisory Agreement will not result in any changes to any Fund’s investment objective(s) or investment strategy. Further, the portfolio managers for each Fund will continue in such roles upon the Closing.  The Sub-Advisers will also continue to manage their respective sleeves of the Funds pursuant to sub-advisory agreements with PFMAM that are substantially similar to those currently in place with PFMAM.

How does the proposed New Investment Advisory Agreement with PFMAM differ from the Current Investment Advisory Agreement with PFMAM?

As described in the New Investment Advisory Agreement Proposal section of the Proxy Statement, the proposed New Investment Advisory Agreement with PFMAM for the Funds is identical to the Funds’ Current Investment Advisory Agreement with PFMAM, except for its date and term. The services that your Fund(s) will receive under the New Investment Advisory Agreement are expected to be the same as those provided under the Current Investment Advisory Agreement. Please see the New Investment Advisory Agreement Proposal for a comparison of the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement.

What will happen if shareholders of my Fund do not approve the proposed New Investment Advisory Agreement before consummation of the Transaction?

Your Fund’s portfolio managers will manage your Fund under an interim investment advisory agreement, but PFMAM must place its compensation for advisory services during this interim period in escrow, pending shareholder approval of the New Investment Advisory Agreement.  Additionally, each Sub-Adviser will continue to manage its respective sleeve of your Fund under an interim sub-advisory agreement. The interim advisory and sub-advisory agreements are identical to the current advisory and sub-advisory agreements, except for the date, term and escrow provisions required by applicable regulations.
VOTING PROCEDURES
Why did you send me this communication?
You are receiving this communication because you were a shareholder of one or more Funds as of the close of business on October 4, 2021 (the “Record Date”).  This communication includes the Proxy Statement. It provides you with information you should review before providing voting instructions on the proposal listed above.  The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board has sent a Proxy Statement to you and all other shareholders of record who have a beneficial interest in a Fund as of the Record Date. The Board is soliciting your vote for the Proposal discussed herein.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Shareholders of the Funds on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held.)  No shares have cumulative voting rights in the election of Trustees.

How do I vote?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Fund shares as of the Record Date, please email PFMAM at [_____] no later than [_____] p.m. Eastern Time on [_____], 2021 to register.

Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. PFMAM will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call PFMAM at the phone number provided below.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call PFMAM at the phone number provided below.

If you do not expect to be present at the Meeting via audio teleconference and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s)/voting instruction form(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy card(s)/voting instruction form(s) with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

How can I obtain more information about the Funds?

You may speak to a representative of PFMAM, who can assist you with any questions, by calling [__________]. A copy of the Trust’s most recent Annual Report has been made available to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain a copy of the Annual Report, without charge, by writing to the Trust or to PFM Distributors, Inc. at 213 Market Street, Harrisburg, PA 17101, or by calling [__________]. You should receive the report within three business days of your request. A copy of this report is also available free of charge at www.mmst.pfmam.com.

PROPOSAL

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND
(“NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL”)

Introduction

The Current Investment Advisory Agreement between the Trust, on behalf of the Funds, and PFMAM will automatically terminate upon the Closing of the Transaction. It is proposed that PFMAM will continue to serve as the investment adviser to the Funds after the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreement, the Board, including its current Independent Trustees, have approved the proposed New Investment Advisory Agreement for each Fund, to become effective upon the Closing, subject to shareholder approval. If the New Investment Advisory Agreement for each Fund is approved by shareholders, PFMAM will continue to manage each Fund effective upon the Closing. In the event shareholders of one or more Funds does not approve the New Investment Advisory Agreement by the Closing, PFMAM will serve as investment adviser of that Fund pursuant to an interim investment advisory agreement, but must place its compensation for its services during this interim period in escrow, pending shareholder approval of the New Investment Advisory Agreement. The interim advisory agreement would have substantially the same terms as the terms of the Current Investment Advisory Agreement. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

Pursuant to section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur in the fourth quarter of 2021, whereby PFMAM will be acquired by U.S. Bank through its subsidiary U.S. Bancorp Asset Management, will constitute a Change of Control Event for PFMAM, resulting in the automatic termination of the Current Investment Advisory Agreement between PFMAM and the Trust, on behalf of the Funds. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that PFMAM will continue to serve as the Funds’ investment adviser after the Closing, the proposed New Investment Advisory Agreement must be approved by each Fund’s shareholders.

PFMAM and the Trust are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that John Spagnola, who is an interested Trustee and President of the Trust, is deemed to have such an interest because of his positions at PFMAM and its affiliates.

Section 15(f) of the 1940 Act

U.S. Bank has made certain covenants in connection with the Transaction regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services).  No such compensation arrangements are contemplated by the Transaction. U.S. Bank and PFMAM have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing of the Transaction, any “unfair burden” on the Funds.

The second condition requires that, during the three-year period immediately following the closing of such Transaction, at least 75% of an investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser.  The Board of Trustees of each Fund currently satisfies such 75% requirement. U.S. Bank has agreed with PFMAM to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

The Current Investment Advisory Agreement

PFMAM serves as the investment adviser to the Funds and is an SEC registered investment adviser. As of September 30, 2021, PFMAM had approximately $[___] billion in total assets under management. PFMAM’s principal office is located at 213 Market Street, Harrisburg, PA 171016.

PFMAM provides investment management services to the Funds under the Current Investment Advisory Agreement. At a meeting held on September 27-28, 2021 (the “September 2021 Meeting”), the Board, including the Board’s Independent Trustees, approved the renewal of the Current Investment Advisory Agreement, which has been in effect since December 20, 2017 and was approved by the sole initial shareholder on December 20, 2017.

The Proposed New Investment Advisory Agreement

It is proposed that PFMAM will continue to provide investment management services to the Funds pursuant to the proposed New Investment Advisory Agreement. The terms of the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement (collectively, the “Advisory Agreements”) are identical other than the effective date and duration.  The proposed New Investment Advisory Agreement does not change any Fund’s contractual advisory fee rate. The comparison below is qualified in its entirety by the Current Investment Advisory Agreement and the New Investment Advisory Agreement in Appendix B, which other than noted above, is identical to the Current Advisory Agreement. Key provisions of the Current and proposed New Investment Agreement are described below:

Fees. There would be no change in the fee schedule used to determine the gross investment advisory fees payable to PFMAM under the proposed New Investment Advisory Agreement. Exhibit A to the New Investment Advisory Agreement, which is contained in Appendix B, discloses the rate of compensation of PFMAM under the proposed New Investment Advisory Agreement. Under both Advisory Agreements, PFMAM’s advisory fees are computed each day based on the net asset value for each Fund at the annual rate listed in the Advisory Agreements and paid to PFMAM monthly.

Investment Advisory Services. The proposed New Investment Advisory Agreement requires PFMAM to provide the same services to the Funds as it does under the Current Investment Advisory Agreement.  Both Advisory Agreements provide that PFMAM agrees to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, consistent with the provisions of the Trust’s Agreement and Declaration of Trust and the investment policies adopted and declared by the Board.

Sub-advisers. Both Advisory Agreements provide that PFMAM may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940, as amended (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Funds for which PFMAM is responsible or as PFMAM may otherwise determine to be necessary or appropriate to seek to implement a Fund’s investment goals and strategies, subject to the approval of the Board, including a majority of the Independent Trustees, and the approval of the applicable Fund’s shareholders, if required.  PFMAM will compensate any Sub-Adviser for its services to a Fund. PFMAM will evaluate and select the Sub-Advisers and will make recommendations to the Board about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions. PFMAM may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the applicable Fund’s shareholders, if any is required, is obtained. Notwithstanding any delegation under the Advisory Agreements, PFMAM will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the applicable Fund.

Best Execution. Under both Advisory Agreements, Fund purchase and sale orders will usually be placed with brokers that are selected by PFMAM as able to achieve “best execution” of such orders.

Soft Dollars. Under both Advisory Agreements, PFMAM may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where PFMAM has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or PFMAM’s overall responsibilities with respect to the Trust and to other clients for which they exercise investment discretion.

Other Business. Both Advisory Agreements provide that the services of PFMAM are not exclusive to the Funds and that PFMAM and its affiliates may render services to others.

Payment of Expenses. Both Advisory Agreements have provisions addressing allocation of expenses; the Advisory Agreements provide that each Fund is responsible for its own expenses and provide specific examples of such expenses.

The advisory fee rates in the proposed New Investment Advisory Agreement, if approved, will be the same as in the Current Investment Advisory Agreement.

Indemnification/limitation on liability. The provisions governing indemnification and limitation of liability in the Advisory Agreements are the same. Except as may otherwise be provided by the 1940 Act, neither PFMAM nor its officers, directors, employees or agents are subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by PFMAM of its duties or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Funds’ assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on PFMAM’s part or by reason of reckless disregard of PFMAM’s duties.

In addition, under both Advisory Agreements, PFMAM agrees to indemnify the Trust, the Funds and the Trust’s officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by PFMAM of its obligations or duties under the agreements.

Term and Continuance. If approved by shareholders of a Fund, the proposed New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, whereas the Current Investment Advisory Agreement has a one-year term.  The Advisory Agreements have the same provisions for renewal, and may be renewed provided that renewal and continuance is specifically approved at least annually in accordance with the 1940 Act.

Termination. The Advisory Agreements have the same termination provisions, providing that an Agreement may be terminated at any time, without the payment of any penalty, by the Trust upon giving sixty (60) days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Board or by the vote of the outstanding voting securities of a Fund.

Assignment. As required by the 1940 Act, the Current Investment Advisory Agreement and proposed New Investment Advisory Agreement will immediately terminate in the event of their “assignment” (as defined in the 1940 Act).

Proxy Voting. Both Advisory Agreements provide that decisions on proxy voting will be made by PFMAM and as may be requested from time to time by a Sub-Adviser unless the Trust’s Board of Trustees determines otherwise.

Additional Information. The Current Investment Advisory Agreement was last approved for continuance by the Board at the September 2021 Meeting. A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement will be available in the Funds’ next annual report for the fiscal year ended September 30, 2021.

For each Fund, the table below describes the aggregate amount of PFMAM’s fees, inclusive of fee waiver recoupments, and the amount and purpose of any other material payments to PFMAM and its affiliates for services provided to each Fund during its last fiscal year.

Fund	Net Advisory Fees Paid to PFMAM for the Fiscal Year ended Sept. 30, 2021
PFM Multi-Manager Domestic Equity Fund	$2,357,463
PFM Multi-Manager International Equity Fund	$2,807,558
PFM Multi-Manager Fixed Income Fund	$3,277,514

No Anticipated Changes to the Funds’ Portfolio Management at Closing

Following the Transaction, PFMAM will continue to oversee the activities of the Funds’ investment teams. The investment teams will also include investment personnel from the Sub-Advisers that are currently sub-advising sleeves of the Funds. The PFMAM employees who provide operational support to the Funds and the PFMAM investment professionals who currently manage the Funds will continue to manage the Funds after the Closing of the Transaction.

Sub-Advisory Arrangements

Each Fund currently uses multiple Sub-Advisers to manage sleeves of such Fund.  The sub-advisory agreements for the existing Sub-Advisers will also terminate upon the Closing of the Transaction under applicable regulations.  As a result, at its September 2021 Meeting, the Board, including its Independent Trustees, considered and unanimously approved new sub-advisory agreements between PFMAM and the Sub-Advisers, contingent upon shareholder approval of the proposed New Investment Advisory Agreement. Shareholder approval is not required for the new sub-advisory agreements.  The new sub-advisory agreements are substantially similar to the Funds’ current sub-advisory agreements.  If shareholders of a Fund do not approve the New Investment Advisory Agreement Proposal, the Sub-Advisers will provide sub-advisory services to the Funds under interim sub-advisory agreements approved by the Board to permit continuity of management while solicitation continues. The terms of the interim sub-advisory agreements are identical to those of the current agreements except for the parties, term and escrow provisions required by applicable law.

Additional Information About PFMAM
The name and principal occupation of each executive officer and each manager of PFMAM is listed below.  The address of each officer is 213 Market Street, Harrisburg, PA 17101.

Officer	Position
Marty Margolis	President and Manager
Leo Karwejna	Chief Compliance Officer
John Bonow	Chief Executive Officer and Manager
Karen Jones	Secretary
Cheryl Maddox	Assistant Secretary

In addition, Leo Karwejna is Chief Compliance Officer of the Trust and is also an officer of PFMAM.

Board Considerations in Approving the Proposed New Investment Advisory Agreement
At the September 2021 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreement between the Trust, on behalf of each Fund, and PFMAM, as shown in Appendix B. The Board also determined to recommend that shareholders of each Fund approve the proposed New Investment Advisory Agreement. The Board’s Independent Trustees reviewed the approval of the proposed New Investment Advisory Agreement in executive sessions with its independent legal counsel at which no representatives of PFMAM were present. In voting their approval of the proposed New Investment Advisory Agreement at the September 2021 Meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Background for the Board Approvals

At the September 2021 Meeting, representatives of U.S. Bank and PFMAM met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreement. The Independent Trustees were also advised that it was proposed that PFMAM would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreement with PFMAM and thereafter to submit the proposed New Investment Advisory Agreement to each Fund’s shareholders for approval.
At the September 2021 Meeting, the Board of the Trust, including a majority of the Independent Trustees, reviewed and approved the New Investment Advisory Agreement, subject to shareholder approval, and an interim investment advisory agreement (Interim Investment Advisory Agreement, and collectively with the New Investment Advisory Agreement, the Proposed Agreements) between PFMAM and the Trust, on behalf of each Fund in connection with the Transaction. Although the Proposed Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.  The Independent Trustees and their Independent Trustee counsel also conferred in executive sessions both with and without representatives of management.
As described in more detail below, the Board considered the Proposed Agreements at the same time it considered the annual renewal (Annual Contract Renewal) of the Funds’ Current Investment Advisory Agreement as the terms of the Proposed Agreements are substantially similar to those of the Current Investment Advisory Agreement and the matters reviewed and information considered, with the exception of the impact of the Transaction, are the same.  Accordingly, the Board reviewed and considered information provided by PFMAM in connection with and at the September 2021 Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to two sets of requests for information submitted to PFMAM by Independent Trustee counsel on behalf of the Independent Trustees in connection with the Funds’ Annual Contract Renewal and the proposed approval of the Proposed Agreements. In addition, prior to the September 2021 Meeting, the Independent Trustees held a video conference meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about Annual Contract Renewal matters and matters related to the Transaction. The Board reviewed and considered all of the factors it deemed relevant in approving each Proposed Agreement, including, but not limited to:  (i) the nature, extent and quality of the services provided by PFMAM; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by PFMAM and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.
The Board considered that management proposed that the Board approve the New Investment Advisory Agreement because, upon the closing of the Transaction, the Current Investment Advisory Agreement and current investment sub-advisory agreements (Current Investment Sub-Advisory Agreements) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Investment Advisory Agreement so that, if the Transaction closes before a Fund receives the requisite shareholder approval of the New Investment Advisory Agreement, the Interim Investment Advisory Agreement would permit continuity of the management of the Fund while the Fund continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of each Proposed Agreement, noting that the terms and conditions of each Proposed Agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreement, except for the effective dates, duration and escrow provisions required by applicable law. The Board noted that the New Investment Advisory Agreement would have an initial two-year term and that the Interim Investment Advisory Agreement would be effective on an interim basis, as necessary upon the closing of the Transaction, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the New Investment Advisory Agreement (Interim Period).  The Board further noted management’s representation that the approval of the Proposed Agreements would not result in any changes to the Funds’ investment objectives or strategies, or portfolio managers responsible for the day-to-day management of the Funds and that the Sub-Advisers would be expected to continue to manage their respective sleeves of the Funds pursuant to new investment sub-advisory agreements (New Investment Sub-Advisory Agreements) that would be substantially similar to the Current Investment Sub-Advisory Agreements. The Board also noted management’s representation that the New Investment Sub-Advisory Agreements would not require shareholder approval and that management proposed that the Board approve the New Investment Sub-Advisory Agreements pursuant to the Order (defined below).
In approving each Proposed Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of each Proposed Agreement are fair and reasonable and that the approval of such Proposed Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by PFMAM and its affiliates, as applicable, to the respective Fund and its shareholders.  The Board noted that each Fund employs a “manager of managers” structure pursuant to an exemptive order (Order) granted to PFMAM and the Trust from the SEC, whereby PFMAM is responsible for selecting Sub-Advisers (subject to Board and shareholder approval, as applicable); and subject to oversight of the Board for allocating the respective Fund’s assets among such Sub-Advisers, and overseeing the Sub-Advisers’ day-to-day management of their respective sleeves of the Funds. The Board reviewed and considered information that included, among other things, the impact of the Covid-19 pandemic on PFMAM’s business; descriptions of PFMAM’s business, personnel, and operations, including PFMAM’s business continuity plan, considerations related to cybersecurity, the experience and responsibilities of PFMAM’s investment professionals, and compensation of investment professionals; the services PFMAM provides to the Funds, including management and oversight of the Funds’ investment strategies and PFMAM’s risk assessment process; PFMAM’s compliance program; and information on PFMAM’s oversight of Sub-Advisers, including monitoring of Sub-Advisers, allocation of Fund assets to Sub-Advisers, and the due diligence process for selection and retaining Sub-Advisers.
Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by PFMAM and its affiliates to the respective Funds and their shareholders.
Fund Performance
The Board noted its review and consideration of the performance results of each Fund in connection with the Annual Contract Renewal of the Fund’s Current Investment Advisory Agreement. The Board further noted its conclusion that each Fund’s performance was satisfactory.
Comparative Fees and Expenses

The Board reviewed and considered information regarding the proposed investment management fee to be charged by PFMAM pursuant to each Proposed Agreement.  The Board noted that the investment management fee to be charged pursuant to each Proposed Agreement is the same investment management fee charged under the Current Investment Advisory Agreement.  The Board concluded that the investment management fee is reasonable.
Management Profitability and Economies of Scale
The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the Current Investment Advisory Agreement with PFMAM had not changed as a result of the proposal to approve each Proposed Agreement.
Conclusion
Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New Investment Advisory Agreement for an initial two-year period, subject to shareholder approval, and the Interim Investment Advisory Agreement for the Interim Period.

Required Vote

Approval of the New Investment Advisory Agreement Proposal requires the vote of a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Shareholders of each Fund will vote separately on the Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal. The approval of the proposed New Investment Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund.  If the New Investment Advisory Agreement is approved by shareholders, PFMAM will manage the Funds effective upon the Closing.  If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card/voting instruction form will vote thereon in accordance with their judgment.
The Trust generally is not required to hold annual meetings of shareholders, and the Trust currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Trust’s charter documents. Any shareholder who wishes to submit a proposal to be considered at a special meeting of a Fund’s shareholders should send such proposal to the Trust’s Secretary at 213 Market Street, Harrisburg, PA 17101. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders who wish to send communications to the Board should submit the communication in writing to the attention of the Trust’s Secretary, at the address in the preceding paragraph, identifying the correspondence as intended for the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board.
INFORMATION ABOUT THE MEETING
Record Date and Ownership of Fund Shares
Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment, postponement or delay thereof. Shareholders of the Funds on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own.  No shares have cumulative voting rights.  The number of shares that you may vote is the total of the number shown on the proxy card/voting instruction form accompanying this Proxy Statement. Appendix A sets forth the number of shares issued and outstanding for each class of each Fund as of the Record Date.
To the best of the Trust’s knowledge, as of September 30, 2021, no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix C.  As of that date, all of the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds.
Revocation of Proxies
Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or audio teleconference at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.
All properly executed and unrevoked proxies received in time for each Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.
Quorum, Voting and Adjournment

For each Fund, the presence at the Meeting, via audio teleconference or by proxy, of one-third of the outstanding shares of such Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.
In the event that a quorum is not present at a Meeting, or if there are insufficient votes to approve the Proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via audio teleconference or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.
Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker non-votes do not count as votes cast with respect to a Proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against the New Investment Advisory Agreement Proposal.
Solicitation of Proxies
The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers or employees or representatives of PFMAM or one of its affiliates. The Funds will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Trust’s officers, and those employees and representatives of PFMAM or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.
OTHER INFORMATION
Share and Class Information
As of the Record Date, the Funds offered only Institutional Class shares to the public.
Other Service Providers
Distributor. PFM Fund Distributors, Inc., located at 213 Market Street, Harrisburg, PA 17101, serves as the distributor for the Trust and will continue to do so after the Closing of the Transaction.
Fund Administrator, Transfer Agent and Custodian. State Street Bank & Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the fund administrator, transfer agent and custodian for the Funds and will continue to serve in those roles for the Funds upon the Closing of the Transaction.
Shareholder Reports
A copy of the Trust’s most recent Annual Report has been be mailed to shareholders.  This Proxy Statement should be read in conjunction with the Annual Report. You can obtain a copy of the Annual Report, without charge, by writing to the Trust or to PFM Distributors, Inc. at 213 Market Street, Harrisburg, PA 17101, or by calling [_____________]. You should receive the report within three business days of your request. A copy of this report is also available free of charge at www.mmst.pfmam.com.

Householding
To avoid sending duplicate copies of materials to households, the Trust may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Trust’s records, unless the Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trust through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to that Trust’s underwriter at their address set forth above.
By Order of the Board,

Marc Ammaturo
Secretary

October [__], 2021

APPENDIX A
SHARES OUTSTANDING

On the Record Date, each Fund had the following number of shares of each class outstanding:

[TO BE PROVIDED]

APPENDIX B

Form of Proposed New Investment Advisory Agreement

PFM MULTI-MANAGER SERIES TRUST
INVESTMENT MANAGEMENT AGREEMENT
THIS AGREEMENT is made as of December [__], 2021, between PFM Multi-Manager Series Trust (hereinafter referred to as the “Trust”), on behalf of each of its series listed on Appendix A (each a “Fund” and together, the “Funds”) and PFM Asset Management LLC (hereinafter referred to as the “Manager”).
In consideration of the mutual agreements herein made, the Trust, on behalf of each Fund, and the Manager understand and agree as follows:
1.
The Manager agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund’s assets and to administer its affairs, consistent with the provisions of the Trust’s Agreement and Declaration of Trust, as amended and restated from time to time, and the investment policies adopted and declared by the Trust’s Board of Trustees.  In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment and reinvestment of each Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement those determinations.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Funds’ investment securities shall be exercised, subject to guidelines adopted by the Board of Trustees.

2.
The Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Funds’ portfolio trans-actions consistent with the Trust’s brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

All decisions and placements shall be made in accordance with the following principles:
a.
Purchase and sale orders will usually be placed with brokers which are selected by the Manager as able to achieve “best execution” of such orders.  “Best execution” shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth.  The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Manager in determining the overall reasonableness of brokerage commissions.

b.
In selecting brokers for portfolio transactions, the Manager shall take into account its past experience as to brokers qualified to achieve “best execution,” including brokers who specialize in any foreign securities held by a Fund.

c.
The Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the Funds and/or other accounts, if any, for which the Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust’s brokerage policy; that the research services provide lawful and appropriate assistance to the Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, because it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Manager are useful to the Manager in performing its advisory services under this Agreement. Research services provided by brokers to the Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Manager under this Agreement. Research furnished by brokers through which a Fund effects securities transactions may be used by the Manager for any of its accounts, and not all such research may be used by the Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.
d.
Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Manager, better prices and execution may be obtained on a commission basis or from other sources.

3.
Decisions on proxy voting shall be made by the Manager and as may be requested from time to time by a sub-adviser unless the Trust’s Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Funds may be invested from time to time or as may be requested from time to time by a sub-adviser, and shall not be required to seek or take instructions from a Fund with respect thereto. With respect to litigation, class action settlements or regulatory actions relating to securities held by the Funds, the Manager and any sub-adviser shall comply with such policies and procedures relating to such matters as may be adopted from time to time by the Board of Trustees on behalf of the Trust.

4.	It is understood that the Funds will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Funds shall include:
(a) Fees and expenses paid to the Manager as provided herein;
(b) Expenses of all audits of the Funds by independent public accountants;
(c) Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of shares with respect to the Funds;
(d) Expenses of obtaining quotations for calculating the value of the Funds’ net assets;

(e) Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;
(f) Taxes levied against the Funds;
(g) Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;
(h) Costs, including the interest expense, of borrowing money;
(i) Costs incident to meetings of the Board of Trustees of the Trust and shareholders of the Funds, reports to the Funds’ shareholders, the filing of reports with regulatory bodies and the maintenance of the Funds’ and the Trust’s legal existence, except as otherwise agreed to by the Trust, on behalf of the Funds, and the Manager or its affiliates;
(j) Legal fees, including the legal fees related to the registration and continued qualification of the Funds’ shares for sale;
(k) Trustees’ fees and expenses of trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;
(l) Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws, including the printing and mailing of prospectuses to its shareholders and any other related regulatory expenses;
(m)      Trade association dues;
(n) The Fund’ ‘pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and
(o) The Funds’ portion of the cost of any proxy voting service used on its behalf.
Nothing in this Agreement shall obligate the Trust or a Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates.  Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of a Fund.
5.
The Funds agrees to pay to the Manager a monthly fee in dollars at the annual rates listed in Appendix A, payable at the end of each calendar month.  The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.  The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of a Fund’s expenses, as if such waiver or limitation were fully set forth herein.

6.
The Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940, as amended (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Funds for which the Manager is responsible under Sections (1) and (2) of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), and the approval of the applicable Fund’s shareholders, if required.  The Manager will compensate any Sub-Adviser for its services to a Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the applicable Fund’s shareholders, if any is required, is obtained.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the applicable Fund. The Manager will also retain sole responsibility for all services described in Sections (1) and (2) of this Agreement and not expressly delegated to one or more Sub-Advisers.
The Manager may, at its expense, also delegate to one or more entities some of the services for the Funds for which the Manager is responsible under Section (3) of this Agreement.  The Manager will be responsible for the compensation, if any, of any such entities for such services to the applicable Fund, unless otherwise agreed to by the parties.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Funds under this Agreement and will supervise each such entity in its performance of its duties for the Funds. The Manager will also retain sole responsibility for all services described in Section (3) of this Agreement and not expressly delegated to one or more such entities.

7.	In performing the services set forth in this Agreement, the Manager:
(a)
shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board, and with the provisions of the Funds’ Registration Statement filed on Form N-1A as supplemented or amended from time to time;

(b)
will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Funds are being conducted in a manner consistent with applicable laws and regulations.

8.
This Agreement shall be effective with respect to a Fund upon the commencement of operations of such Fund and shall continue in effect for two years.  If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

9.
Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust’s Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).
10.
In the event this Agreement is terminated and the Manager no longer acts as Manager to a Fund, the Manager reserves the right to withdraw from such Fund the use of the name “PFM” or any name misleadingly implying a continuing relationship between the Fund and the Manager or any of its affiliates.

11.
Except as may otherwise be provided by the 1940 Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Funds’ assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Manager’s part or by reason of reckless disregard of the Manager’s duties under this Agreement.  It is hereby understood and acknowledged by the Trust that the value of the investments made for the Funds may increase as well as decrease and are not guaranteed by the Manager.  It is further understood and acknowledged by the Trust that investment decisions made on behalf of a Fund by the Manager are subject to a variety of factors that may affect the values and income generated by the Fund’s portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Manager will not always be profitable or prove to have been correct.

12.
The Manager shall indemnify and hold harmless the Trust, the Funds and the Trust’s officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

13.
It is understood that the services of the Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients that may invest in the same types of securities as a Fund, or, in providing such services, from using information furnished by others.  When the Manager determines to buy or sell the same security for a Fund that the Manager or one or more of its affiliates has selected for clients of the Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Manager, with approval by the Trust’s Board of Trustees, to be impartial and fair.

14.	Certain Information About the Manager.
(i)	The Manager’s full name and address is:
PFM Asset Management LLC
213 Market Street
Harrisburg, Pennsylvania 17101
Certain Information About the Trust.  The Trust’s full name and verified address is:
PFM Multi-Manager Series Trust
213 Market Street
Harrisburg, Pennsylvania 17101

15.
This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed as being inconsistent with applicable federal and state securities laws and any rules, regulations and orders thereunder.

16.
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.	Nothing herein shall be construed as constituting the Manager an agent of the Trust.
18.
Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to assets of the Funds; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Funds, shall be discharged only out of the assets of the Funds; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

PFM Multi-Manager Series Trust
on behalf of each Fund listed on Appendix A

By:
Name:
Title:

PFM Asset Management LLC

By:
Name:
Title:

Exhibit A

The rate of the fee payable to the Manager shall be calculated daily at the following annual rates:
Fund	Advisory Fee Rate
PFM Multi-Manager Domestic Equity Fund	An annual fee equal to 29 basis points of the Fund’s average daily net assets.
PFM Multi-Manager International Equity Fund	An annual fee equal to 50 basis points of the Fund’s average daily net assets.
PFM Multi-Manager Fixed Income Fund	An annual fee equal to 40 basis points of the Fund’s average daily net assets.

APPENDIX C

PRINCIPAL (5%) HOLDERS

As of September 30, 2021

[TO BE PROVIDED]